5. Deposit	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Deposit Assets Disclosure [Abstract]
Deposit

Note 5 – Deposit

Deposit balance as of March 31, 2021 amounted to $6,630 for lease agreement deposit. Deposit balance as of December 31, 2020 amounted to $106,630, including $6,630 for lease agreement deposit and $100,000 for payment made into an escrow account for purchasing a target company. On March 26, 2021, the management of CWS decided to terminate the LOI. The LOI was terminated effective as of March 29, 2021 and $100,000 was returned on March 29, 2021.

Note 5 – Deposits

Deposit balance as of December 31, 2020 amounted to $106,630, including $6,630 for lease agreement deposit and $100,000 for payment made into an escrow account. Balance as of December 31, 2019 amounted to $6,630 for lease agreement deposit.

On August 31, 2020, the Company executed a binding letter of intent with Communication Wiring Specialists, Inc., a California S-Corporation (“CWS”) whereby the Company will purchase one hundred percent (100%) of the issued and outstanding common stock of CWS for five million dollars ($5,000,000). When the transaction closes, CWS will be capitalized with one million dollars ($1,000,000). The purchase price structure includes a refundable deposit amount of $100,000 to be held in an escrow account upon execution of the letter of intent. This $100,000 is now nonrefundable. The Company is still currently negotiating the transaction and is expected to close before March 31, 2021.